General	6 Months Ended
Jun. 30, 2023
General [Abstract]
General

Note 1 - General

1.	PARAZERO TECHNOLOGIES LTD. - (the “Company”) was incorporated in Israel on June 30, 2013. The Company’s address is 30 Dov Hoz, Kiriyat Ono, 5555626, Israel. The Company specializes in the design, development, manufacturing, distribution, and sales of safety systems for commercial drones. The Company’s technology enables real-time identification of critical failures of drones, and upon detection of an emergency, a parachute is autonomously deployed in fractions of a second, thus ensuring safe landings at all times.

The Company sells its products internationally.

2.	On January 28, 2022, Delta Drone International Limited (ASX: DLTI) (the “Former Parent company”), sold its shares in the Company to a consortium of investors led by Medigus Ltd. (“Medigus”) and facilitated by Israeli venture capital firm L.I.A. Pure Capital Ltd.

3.	On July 31, 2023, the Company closed an initial public offering (“IPO”). In connection with the IPO, the Company issued and sold 1,950,000 ordinary shares, NIS 0.02 par value each (“Ordinary Shares”) pursuant to which it received gross proceeds of approximately $7.8 million. The Ordinary Shares were approved for listing on the Nasdaq Capital Market (“Nasdaq”) and commenced trading under the symbol “PRZO” on July 27, 2023. For further information see Note 8B.

4.	The Company is in its commercialization stage and has not generated significant revenues at this stage. The Company has incurred recurring losses and negative cash flows from operating activities since inception, such that as of June 30, 2023, the Company had accumulated losses of $15.1 million and a shareholders’ deficit of $2.0 million. The Company’s operations have been funded substantially through funding from the Former Parent Company which was converted into equity in January 2022, upon sale transaction at the shareholders level. During 2022, the Company entered into Simple Agreements for Future Equity (SAFE) for gross proceeds of $1,515 thousand (see Note 6). In addition, on October 30, 2022, the Company entered into an unsecured credit facility agreement (the “Credit Facility Agreement”) with Medigus in an aggregate initial amount of up to $625 thousand. On June 26, 2023, the Company amended the Credit Facility Agreement to increase the amount of the Credit Facility to up to $745 thousand that were received as of June 27, 2023 (see Note 8D). Additionally, as noted above, on July 31, 2023, the Company raised gross proceeds of approximately $7.8 million from its IPO. Management expects that it will require additional financing to fund its operations until it has generated significant revenues. This raises a substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of these uncertainties. The condensed interim financial statements have been prepared on a basis that assumes the Company will continue as a going concern and which contemplates the realization of assets and satisfaction of liabilities and commitments in the ordinary course of business.